UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 27, 2006
Kellogg Company
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-4171	38-0710690
(Commission File Number)	(IRS Employer Identification Number)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of Principal Executive Offices, Including Zip Code)
269-961-2000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Financial results for the period ended April 1, 2006

Item 2.02. Results of Operations and Financial Condition
The information in this Current Report, including the attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
On April 27, 2006, Kellogg Company issued a press release announcing financial results for the period ended April 1, 2006, a copy of which is attached as Exhibit 99.1.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kellogg Company (Registrant)

Date: April 27, 2006	By:		/s/ Jeffrey M. Boromisa

		Name:	Jeffrey M. Boromisa
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
99.1	Financial results for the period ended April 1, 2006.